UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2020, Village Farms International, Inc. (the “Company”) entered into an employment agreement with Michael DeGiglio, its President and Chief Executive Officer.

Mr. DeGiglio entered into a three year employment agreement, effective July 13, 2020, providing the following: (i) an annual base salary of $661,250 with an increase to $707,538 on January 1, 2021; (ii) an annual bonus opportunity up to 100% of the base salary based on quantitative and qualitative performance goals determined by the Compensation Committee; (iii) an annual long term equity opportunity up to 100% of the base salary based on performance goals determined by the Compensation Committee, in the form of option grants, with a three-year vesting schedule or other equity such as performance shares; (iv) participation in the Company’s employment benefit plans; (v) six (6) weeks of vacation; and (vi) a monthly car allowance of $2,000. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his resignation for Good Reason (as defined in the employment agreement), Mr. DeGiglio will receive severance compensation payable in a lump sum of cash equal to thirty-six (36) months of base salary and a pro-rata bonus amount.

A copy of the employment agreement is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated as of July 13, 2020, by and between Village Farms International, Inc. and Michael A. DeGiglio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2020

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer